Exhibit 10.2

                                 MUTUAL RELEASE
                                 --------------
     DEFINITIONS:
     ------------

     1. "Release" means this Mutual Release.

     2. "CRI" means Chaparral Resources, Inc. and all parent corporations, subsidiaries and predecessors of Chaparral Resources, Inc.

     3. "CAP-G" means Central Asian Petroleum (Guernsey) Limited and all parent corporations, subsidiaries and predecessors of Central Asian Petroleum (Guernsey) Limited.

     4. "CAP-D" means Central Asian Petroleum Inc. and all parent corporations, subsidiaries and predecessors of Central Asian Petroleum Inc.

     5. "KKM" means Closed Type JSC Karakudukmunay and all parent corporations, subsidiaries and predecessors of Closed Type JSC Karakudukmunay.

     6. "Shell Capital" means Shell Capital Inc. and all parent corporations, subsidiaries and predecessors of Shell Capital Inc.

     7. "SCSL" means Shell Capital Services Limited and all parent corporations, subsidiaries and predecessors of Shell Capital Services Limited.

     8. "Shell Capital Limited" means Shell Capital Limited and all parent corporations, subsidiaries and predecessors of Shell Capital Limited.

     9. "Borrowers" means, jointly and severally, CRI, CAP-G, CAP-D and KKM.

     10. "Lenders" means, jointly and severally, Shell Capital, SCSL and Shell Capital Limited.

     11. "Party" or "Each Party" means, individually, CRI, CAP-G, CAP-D, KKM, Shell Capital, SCSL and Shell Capital Limited; and, "Parties" or "All Parties" means, collectively, CRI, CAP-G, CAP-D, KKM, Shell Capital, SCSL and Shell Capital Limited.

     12. "CAIH" means Central Asian Industrial Holdings N.V. and all parent corporations, subsidiaries and predecessors of Central Asian Industrial Holdings N.V.

     13. "Loan" means the agreement dated 1 November 1999 among CRI, CAP-G, CAP-D, KKM, Shell Capital Limited and SCSL, as supplemented and amended by a supplemental agreement dated 10 February 2000 between CRI, CAP-G, CAP-D, KKM, Shell Capital Limited and SCSL, as further supplemented and amended by a supplemental agreement dated 9 May 2001 among Shell Capital Limited, Shell Capital and SCSL, as further supplemented and amended by a supplemental agreement dated 31 May 2001 among CRI, CAP-G, CAP-D, KKM, Shell Capital and SCSL, pursuant to which the Lenders advanced to the Borrowers funds in the aggregate principal amount of twenty-seven million one hundred fifty thousand and no/100 U.S. dollars (US$27,150,000.00).

     14. "Loan Sale Agreement" means the sale and purchase agreement relating to the debt in CRI to be entered into between Shell Capital and CAIH contemporaneously herewith and pursuant to which Shell Capital agrees, inter alia, to novate and/or assign in favor of CAIH the Loan and all of Shell Capital's rights against the Borrowers arising out of or connected with the Loan. A true and correct copy of the Loan Sale Agreement is attached hereto as Exhibit A.

     15. "Offtake Agreement" means the Crude Oil Sale and Purchase Agreement between KKM and Shell Trading International Limited dated 1 November 1999 as amended pursuant to Amendment Agreement No. 1 dated 31 January 2001.

     16. "Guernsey Liquidation" means the winding-up proceedings commenced on 12 February 2002 and now pending in the Royal Court of Guernsey (Ordinary Division) between SCSL, as Applicant, and CAP-G, as the Debtor Company.

     17. "UK Lawsuit" means the proceedings in the High Court of Justice, Queen's Bench Division, Commercial Court, designated Claim No. 2002 Folio 39, between SCSL, as Claimant, and CRI, as Defendant.

     18. "All Claims" means all existing, future, known, and unknown claims, demands, and causes of action, pending or threatened, for all existing, future, known, and unknown damages and remedies (i) that arise out of the Loan or (ii) that have been brought or that could have been brought by or on behalf of any Party in the Guernsey Liquidation, the UK Lawsuit or in any court, tribunal or forum, in any domestic or foreign jurisdiction, in the United Kingdom, the United States, Guernsey, Kazakhstan or elsewhere, except for Excluded Claims. All Claims includes, but is not limited to, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, obligations, losses, costs, expenses, remedies and causes of action of any nature, whether in contract, quasi-contract, tort or equity, or based upon fraud or misrepresentation, estoppel, breach of duty or common law, or arising under or by virtue of any judicial decision, statute or regulation, for past, present, future, known and unknown injuries, property or economic damage, and all other losses and damages of any kind, including all actual damages, all exemplary and punitive damages, all penalties or tax liabilities of any kind, damage to business reputation, lost profits or good will, consequential damages, and prejudgment and post-judgment interest, costs and attorney's fees. All Claims includes, but is not limited to, all claims, demands and causes of action of whatsoever nature for "lender liability", tortious interference with prospective business relations, tortious interference with an existing contract or business relation, violations of the Texas Deceptive Trade Practices Act, unlawful or negligent acceleration, unlawful or negligent foreclosure, inordinate control, duress, violation of an implied duty of good faith or unlawful, negligent or unreasonable impairment of credit. All Claims includes, but is not limited to, all elements of damages, all remedies and all claims, demands and causes of action that are now recognized by law or that may be created or recognized in the future by any judicial or administrative decision, statute or regulation, in any jurisdiction. All Claims includes, but is not limited to, all shareholder derivative claims, suits, demands or causes of action. It is the intent of the Parties that the term All Claims, as defined herein, be construed as broadly as possible in furtherance of the Parties' intent in entering into this Release that any dispute now existing, or which could have arisen prior to and including the last date of execution of this Release, be fully and finally resolved between and among the Parties for all time, save that the term All Claims shall under no circumstances be construed as including Excluded Claims.

     19. "Excluded Claims" means (i) any and all claims, demands and causes of action that arise out of or in connection with the Loan following completion of the Loan Sale Agreement and the novation or assignment of the Loan to CAIH and
(ii) all of Shell Capital's rights and claims against the Borrowers in respect of their obligations to repay all amounts of principal, interest and other amounts outstanding and payable under the Loan prior to completion of the Loan Sale Agreement that are novated or assigned by Shell Capital to CAIH on completion of the Loan Sale Agreement.

     20. "Consideration" means the mutual promises, obligations, representations, acknowledgments and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

     21. In this Release, the singular includes the plural, and vice versa; likewise, the disjunctive includes the conjunctive, and vice versa.

     22. In this Release, "including" means "including without limitation."

     EFFECTIVE DATE:
     ---------------

     23. This Release is effective upon and not before (i) its execution by the duly authorized representatives of CRI, CAP-G, CAP-D, KKM, Shell Capital, SCSL and Shell Capital Limited, irrespective of the order in which it is signed and
(ii) Completion of the Loan Sale Agreement according to its terms. In the event that (i) any Party, for whatever reason, does not sign this Release or (ii) Completion of the Loan Sale Agreement does not occur, then this Release shall be void and of no force or effect and the Parties having signed this Release shall not be bound by any of its terms.

     MUTUAL RELEASE:
     ---------------

     24. By signing this Release, each Party acknowledges the receipt and sufficiency of the Consideration.

     25. For the Consideration, the Borrowers RELEASE, ACQUIT and FOREVER DISCHARGE the Lenders from All Claims. Lenders--for purposes of this paragraph only--includes the respective agents, employees, officers, directors, shareholders, attorneys and affiliates of the Lenders and all other persons, firms and corporations for whose conduct the Lenders may be held liable. Nothing contained herein shall be construed as a release, acquittal or discharge by the Borrowers of any claims, demands or causes of action which the Borrowers may have now or in the future against Shell Trading International Limited that arise out of or relate to the Offtake Agreement.

     26. The Borrowers agree not to take any position inconsistent with this Release in any derivative action filed against the Lenders by the shareholders, or any of them, of the Borrowers.

     27. For the Consideration, the Lenders RELEASE, ACQUIT and FOREVER DISCHARGE the Borrowers from All Claims (except for the Excluded Claims) and agree to discontinue the Guernsey Liquidation and the UK Lawsuit. Borrowers--for purposes of this paragraph only--includes the respective agents, employees, officers, directors, shareholders, attorneys and affiliates of the Borrowers and all other persons, firms and corporations for whose conduct the Borrowers may be held liable. Nothing contained herein shall be construed as a release, acquittal or discharge by Shell Trading International Limited of any claims, demands or causes of action which Shell Trading International Limited may have now or in the future against the Borrowers that arise out of or relate to the Offtake Agreement.

     28. Nothing contained in this Agreement shall be construed as an admission of liability and may not be so construed, argued or asserted by any Party. The Lenders vigorously deny any liability to the Borrowers.

     TERMINATION OF LITIGATION:
     --------------------------

     29. As soon as is reasonably practicable hereafter, SCSL will file at the High Court of Justice in London and serve on CRI a notice of discontinuance pursuant to Part 38 of the Civil Procedure Rules 1998, discontinuing the UK Lawsuit (the "Notice of Discontinuance"). SCSL and CRI agree that each party will bear its own costs of the UK Lawsuit. For the avoidance of doubt, CRI hereby agrees to waive any entitlement which may arise as a result of the filing and service of the Notice of Discontinuance to payment of its costs in relation to the UK Lawsuit, whether under Part 38.6 of the Civil Procedure Rules 1998 or otherwise.

     30. As soon as is reasonably practicable hereafter, SCSL will file at the Royal Court of Guernsey, subject to and with the consent of Counsel for CAP(G), a notice withdrawing the winding-up proceedings commenced in Guernsey. SCSL and CAP(G) agree that each party will bear its own costs of the Guernsey Liquidation proceedings. For the avoidance of doubt, CAP(G) hereby agrees to waive any entitlement which may arise as a result of the filing and service of the notice of withdrawal to payment of its costs in relation to the Guernsey Liquidation proceedings.

     31. The Parties expressly agree and acknowledge that, on and from completion of the Loan Sale Agreement, CAIH (but not the Lenders) shall be entitled to bring Excluded Claims against the Borrowers or any of them and nothing contained in this Release shall prevent, obstruct or restrict CAIH from bringing such Excluded Claims. Nothing in this Release shall be construed as a waiver of CAIH's rights to bring Excluded Claims AGAINST THE BORROWERS OR ANY OF THEM and this PARAGRAPH shall prevail over anything to the contrary in this Release. For the avoidance of doubt, the Borrowers agree and acknowledge that
(i) all amounts outstanding under the Loan remain due and payable and shall continue to be due and payable following completion of the Loan Sale Agreement and (ii) in the event that CAIH brings Excluded Claims, all applicable notices of default and acceleration and demands for payment of any and all amounts due under the Loan, including any notices given and demands for payment made in connection with the Guernsey Liquidation and the UK Lawsuit, shall be deemed to have been duly given and made at the date originally given or made by Shell Capital, SCSL and/or Shell Capital Limited.

     REPRESENTATIONS AND WARRANTIES:
     -------------------------------

     32. In return for the Consideration, the Borrowers REPRESENT and WARRANT to the Lenders the following:

          a.   The Borrowers are correctly described in this Release;

          b.   The Loan is correctly described in this Release;

          c. Before executing this Release, the Borrowers became fully informed of the terms, contents, conditions and effects of this Release;

          d. Before executing this Release, the signatories for each of the Borrowers fully informed their respective officers and directors of the terms, contents, conditions and effects of the Release;

          e. Each signatory to this Release, for or on behalf of the Borrowers, is fully authorized and legally competent to execute this Release and is a duly authorized representative of the respective principal for which he signs;

          f. This Release is fully binding on the Borrowers, their successors, assigns and shareholders;

          g. No promise or representation of any kind has been made to the Borrowers or by anyone acting for the Borrowers, except as is expressly stated in this Release;

          h. The Borrowers have not assigned, pledged or in any other manner sold or transferred any right, title, interest or claim that arises out of this Release, the Loan, the Guernsey Liquidation or the UK Lawsuit;

          i. In entering this Release, the Borrowers have had the benefit of the advice of lawyers of their own choosing; and the Borrowers enter into this Release freely, by the Borrowers' own choice and judgment and without duress or other influence; and

          j. The Borrowers understand that this Release is a full, final and complete release of the Lenders from All Claims except Excluded Claims.

     33. Attached hereto as Exhibits B, C and D are true and correct copies of the minutes of meetings of the boards of directors of Shell Capital Inc., Shell Capital Services Limited and Shell Capital Limited, respectively, authorising the execution of this Release.

     34. In return for the Consideration, the Lenders REPRESENT and WARRANT to the Borrowers the following:

          a.   The Lenders are correctly described in this Release;

          b.   The Loan is correctly described in this Release;

          c. Before executing this Release, the Lenders became fully informed of the terms, contents, conditions and effects of this Release;

          d. Before executing this Release, the signatories for each of the Lenders fully informed their respective officers and directors of the terms, contents, conditions and effects of the Release;

          e. Each signatory to this Release, for or on behalf of the Lenders, is fully authorized and legally competent to execute this Release and is a duly authorized representative of the respective principal for which he signs;

          f. This Release is fully binding on the Lenders, their successors, assigns and shareholders;

          g. No promise or representation of any kind has been made to the Lenders or by anyone acting for the Lenders, except as is expressly stated in this Release;

          h. In entering this Release, the Lenders have had the benefit of the advice of lawyers of their own choosing; and the Lenders enter into this Release freely, by the Lenders' own choice and judgment and without duress or other influence; and

          i. The Lenders understand that this Release is a full, final and complete release of the Borrowers from All Claims except Excluded Claims.

     35. Attached hereto as Exhibits E, F, G and H are true and correct copies of the minutes of meetings of the boards of directors of Chaparral Resources, Inc., Central Asian Petroleum (Guernsey) Limited, Central Asian Petroleum, Inc. and Closed Type JSC Karakudukmunay, respectively, authorising the execution of this Release.

     36. The recitations, warranties and representations contained in this Release are contractual in nature and not mere recitals.

     ADDITIONAL TERMS AND CONDITIONS:
     --------------------------------

     37. The terms of this Release shall be kept strictly SECRET and CONFIDENTIAL and shall be not be disclosed to anyone other than the Parties to this Release and CAIH and their respective counsel, accountants or auditors, unless the Party disclosing same is required to do so in accordance with any applicable statute, regulation, rule or lawful order of any court, tribunal or administrative body of competent jurisdiction. Nothing contained in this provision is intended or shall be construed to restrict disclosure of information by any Party concerning matters that may have a probable adverse effect upon the general public health or safety, or the administration of public office, or the operation of government.

     38. THE PARTIES IRREVOCABLY AGREE THAT ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS RELEASE, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY OR TERMINATION, SHALL BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION, SUCH RULES BEING INCORPORATED INTO THIS CLAUSE BY REFERENCE. THE NUMBER OF ARBITRATORS SHALL BE THREE. THE PLACE OF ARBITRATION SHALL BE LONDON, ENGLAND. SUCH ARBITRATION SHALL BE CONCLUSIVE, FINAL AND BINDING FOR ALL PURPOSES; AND ANY AWARD RENDERED THEREIN MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. FOR THE AVOIDANCE OF DOUBT, SECTIONS 45 AND 69 OF THE ARBITRATION ACT 1996 SHALL NOT APPLY TO SUCH ARBITRATION.

     39. THIS RELEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF ENGLAND, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

     Executed in multiple originals, each of equal dignity, on the dates as noted below.


                                            CHAPARRAL RESOURCES, INC.


                                            By  /s/  James A. Jeffs
                                                --------------------------------

                                                     James A. Jeffs
                                            ------------------------------------
                                                       [Print Name]

                                                       May 3, 2002
                                            ------------------------------------
                                                           Date







                                            CENTRAL ASIAN PETROLEUM
                                            (GUERNSEY) LIMITED


                                            By  /s/  James A. Jeffs
                                                --------------------------------

                                                     James A. Jeffs
                                            ------------------------------------
                                                      [Print Name]

                                                       May 3, 2002
                                            ------------------------------------
                                                           Date

                                            CENTRAL ASIAN PETROLEUM INC.


                                            By /s/  James A. Jeffs
                                            ------------------------------------

                                                    James A. Jeffs
                                            ------------------------------------
                                                     [Print Name]

                                                      May 3, 2002
                                            ------------------------------------
                                                         Date





                                            CLOSED TYPE JSC KARAKUDUKMUNAY


                                            By  /s/  Nikolai Klinchev
                                                --------------------------------

                                                     Nikolai Klinchev
                                            ------------------------------------
                                                      [Print Name]

                                            By  /s/  Richard Moore
                                                --------------------------------

                                                     Richard Moore
                                            ------------------------------------
                                                     [Print Name}

                                                      May 3, 2002
                                            ------------------------------------
                                                         Date

                                            SHELL CAPITAL INC.


                                            By /s/  R. I. Owen
                                               ---------------------------------

                                                    Roderisk Innes Owen
                                            ------------------------------------
                                                       [Print Name]

                                                       May 3, 2002
                                            ------------------------------------
                                                           Date







                                            SHELL CAPITAL SERVICES LIMITED


                                            By  /s/  R. I. Owen
                                                --------------------------------

                                                     Roderick Innes Owen
                                            ------------------------------------
                                                        [Print Name]

                                                       May 3, 2002
                                            ------------------------------------
                                                          Date

                                            SHELL CAPITAL LIMITED


                                            By  /s/  R. I. Owen
                                                --------------------------------

                                                     Roderick Innes Owen
                                            ------------------------------------
                                                        [Print Name]

                                                        May 3, 2002
                                            ------------------------------------
                                                           Date

                                    EXHIBIT A
                                    ---------

                               LOAN SALE AGREEMENT

                                    EXHIBIT B
                                    ---------

                       BOARD MINUTES OF SHELL CAPITAL INC.

                                    EXHIBIT C
                                    ---------

                 BOARD MINUTES OF SHELL CAPITAL SERVICES LIMITED

                                    EXHIBIT D
                                    ---------

                     BOARD MINUTES OF SHELL CAPITAL LIMITED

                                    EXHIBIT E
                                    ---------

                   BOARD MINUTES OF CHAPARRAL RESOURCES, INC.

                                    EXHIBIT F
                                    ---------

           BOARD MINUTES OF CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED

                                    EXHIBIT G
                                    ---------

                 BOARD MINUTES OF CENTRAL ASIAN PETROLEUM, INC.

                                    EXHIBIT H
                                    ---------

                 BOARD MINUTES OF CLOSED TYPE JSC KARAKUDUKMUNAY